Exhibit 99.1

                                 EXHIBIT 99.1
                                 ------------

                   Computational Materials prepared by UBS.

RAST 03-A12

Settle                   9/30/2003
First Payment            10/25/2003


                                       1               2               3               4               5
                      A2
Price                                 90              90              90              90              90
                   Yield           6.431           7.354           8.039          10.018          11.795
                     WAL            8.23            5.06            3.91            2.33            1.70
                Mod Durn           6.074           3.820           2.993           1.841           1.369
           Mod Convexity           0.559           0.267           0.176           0.073           0.042
        Principal Window   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18
           Maturity #mos             178             178             178             178             178
                      A3
Price                                 20              20              20              20              20
                   Yield          17.134           5.952          -1.146         -19.447         -35.905
                     WAL            8.23            5.06            3.91            2.33            1.70
                Mod Durn           3.207           3.365           3.471           3.732           3.744
           Mod Convexity           0.188           0.207           0.221           0.257           0.257
        Principal Window         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
           Maturity #mos             178             178             178             178             178
                      A1
Price                                 90              90              90              90              90
                   Yield           6.704           7.631           8.316          10.295          12.071
                     WAL            8.23            5.06            3.91            2.33            1.70
                Mod Durn           5.994           3.781           2.967           1.830           1.363
           Mod Convexity           0.547           0.262           0.173           0.072           0.041
        Principal Window   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18
           Maturity #mos             178             178             178             178             178
                  Prepay           0 CPR          10 CPR          16 CPR          30 CPR          40 CPR


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

RAST 03-A12 (prelim structure)


                                                                                  Assumptions
Settlement                 30-Sep-2003        Prepay                              16 CPR
1st Pay Date               25-Oct-2003



Tranche           Rating   Balance            Coupon              Principal       Avg             Notes
Name                                                              Window          Life
SNR_11                         175,000,000.00                4.75 10/03 - 07/18              3.98 FIX
WIO                              8,750,000.00                   5 10/03 - 07/18              3.98 IO

P475                           172,200,000.00                4.75 10/03 - 07/18              3.92 FIX
SIO                              8,610,000.00                   5 10/03 - 07/18              3.92 IO
SUBORD_2                         2,800,000.00                   5 10/03 - 07/18              7.26 FIX


WIO is the stripped IO from the aggregate collateral                              WIO = 5.0% * collateral balance;

SIO is the stripped IO from the AAA;                                              SIO = 5.0% * balance(P475);

Paydown Rules:
1. Pay P475;



Collateral:
WAC               ServicingCoupon             Balance             WAM             OTERM           AGE
              5.4      0.4                  5       35,000,000.00             160             180       20
              5.4      0.4                  5      140,000,000.00             178             180        2


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

RAST 03-A12




                  Dates
Settle Date: 09/30/2003
Dated Date:  09/01/2003
First Pmt:   10/25/2003
Next Pmt:    10/25/2003
Frequency:   Monthly


Class             Balance       Coupon       Avl                 Window                Delay
A2                   85,750,000         4.75                3.91 10/03-07/18                     24
A3                    4,287,500            5                3.91 10/03-07/18                     24
A1                   85,750,000            5                3.91 10/03-07/18                     24
SUB                   3,500,000            5                7.26 10/03-07/18                     24


A3 is the stripped IO from the AAA;                                                    balance(A3)= 5.0% * balance(A2);

Paydown Rules:
1. Pay A1 and A2, pro-rata, until retired;




Collateral:
WAC               Servicing     Coupon       Balance             WAM                   OTERM        AGE

              5.4           0.4            5       35,000,000.00                   160          180     20
              5.4           0.4            5      140,000,000.00                   178          180      2

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

RAST 03-A12

Settle                        9/30/2003
First Payment                 10/25/2003


                                            1               2               3               4               5
                          WIO
Price                                      20              20              20              20              20
                        Yield          17.134           6.208          -0.646         -17.680         -30.939
                          WAL            8.23            5.11            3.98            2.42            1.79
                     Mod Durn           3.207           3.360           3.464           3.755           4.020
                Mod Convexity           0.188           0.207           0.220           0.259           0.298
             Principal Window         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
                Maturity #mos             178             178             178             178             178
                         P475
Price                                      90              90              90              90              90
                        Yield           6.431           7.350           8.029           9.985          11.733
                          WAL            8.23            5.07            3.92            2.35            1.72
                     Mod Durn           6.074           3.827           3.003           1.853           1.381
                Mod Convexity           0.559           0.267           0.177           0.074           0.042
             Principal Window   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18   Oct03 - Jul18
                Maturity #mos             178             178             178             178             178
                          SIO
Price                                      20              20              20              20              20
                        Yield          17.134           6.005          -1.043         -19.068         -34.672
                          WAL            8.23            5.07            3.92            2.35            1.72
                     Mod Durn           3.207           3.364           3.469           3.739           3.835
                Mod Convexity           0.188           0.207           0.221           0.258           0.272
             Principal Window         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA
                Maturity #mos             178             178             178             178             178
                       Prepay           0 CPR          10 CPR          16 CPR          30 CPR          40 CPR



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

ubsr03a12wioc1 - Price/Yield - A3

Balance                      #########       Delay           24               WAC(2)         5.4
Coupon                       5               Dated           9/1/2003         NET(2)         5
Settle                       9/30/2003       First Payment   10/25/2003       WAM(2)         174



Price                                      1               2               3               4               5           6
                                       Yield           Yield           Yield           Yield           Yield       Yield
                     13.5000          25.551          19.538          17.075          12.035           6.828      -7.166
                     13.5313          25.454          19.443          16.981          11.943           6.738      -7.252
                     13.5625          25.358          19.349          16.887          11.852           6.648      -7.337
                     13.5938          25.261          19.255          16.794          11.761           6.559      -7.422
                     13.6250          25.166          19.162          16.702          11.670           6.470      -7.507
                     13.6563          25.070          19.069          16.610          11.580           6.381      -7.591
                     13.6875          24.976          18.976          16.518          11.490           6.293      -7.675
                     13.7188          24.881          18.884          16.427          11.400           6.206      -7.758
                     13.7500          24.787          18.792          16.336          11.311           6.118      -7.841
                     13.7813          24.693          18.701          16.245          11.222           6.031      -7.924
                     13.8125          24.600          18.610          16.155          11.134           5.945      -8.007
                     13.8438          24.507          18.519          16.065          11.046           5.859      -8.089
                     13.8750          24.415          18.429          15.976          10.958           5.773      -8.170
                     13.9063          24.323          18.339          15.887          10.871           5.687      -8.252
                     13.9375          24.231          18.249          15.798          10.784           5.602      -8.333
                     13.9688          24.140          18.160          15.710          10.698           5.518      -8.413
                     14.0000          24.049          18.072          15.622          10.612           5.433      -8.494
                     14.0313          23.959          17.983          15.535          10.526           5.349      -8.574
                     14.0625          23.869          17.896          15.448          10.441           5.266      -8.653
                     14.0938          23.779          17.808          15.361          10.356           5.182      -8.732
                     14.1250          23.690          17.721          15.275          10.271           5.100      -8.811
                     14.1563          23.601          17.634          15.189          10.187           5.017      -8.890
                     14.1875          23.513          17.548          15.103          10.103           4.935      -8.968
                     14.2188          23.425          17.462          15.018          10.020           4.853      -9.046
                     14.2500          23.337          17.376          14.933           9.937           4.771      -9.124
                     14.2813          23.249          17.291          14.849           9.854           4.690      -9.201
                     14.3125          23.162          17.206          14.765           9.771           4.610      -9.278
                     14.3438          23.076          17.121          14.681           9.689           4.529      -9.354
                     14.3750          22.989          17.037          14.597           9.607           4.449      -9.431
                     14.4063          22.903          16.953          14.514           9.526           4.369      -9.507
                     14.4375          22.818          16.869          14.432           9.445           4.290      -9.582
                     14.4688          22.733          16.786          14.349           9.364           4.211      -9.657
                     14.5000          22.648          16.703          14.267           9.284           4.132      -9.732

                         WAL            6.40            5.06            4.63            3.91            3.33        2.33
                    Mod Durn           2.394           2.452           2.476           2.526           2.578       2.709
               Mod Convexity           0.114           0.119           0.122           0.127           0.132       0.146
            Principal Window         NA - NA         NA - NA         NA - NA         NA - NA         NA - NA     NA - NA
               Maturity #mos             178             178             178             178             178         178

                      Prepay           5 CPR          10 CPR          12 CPR          16 CPR          20 CPR      30 CPR


                 Yield Curve Mat 3MO 6MO 2YR 5YR 10YR 30YR
                             Yld


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

ubsr03a12wioc1 - Price/Yield - A2


Balance                      $85,750,000.00       Delay                 24                    WAC(2)               5.4
Coupon                       4.75                 Dated                 9/1/2003              NET(2)               5
Settle                       9/30/2003            First Payment         10/25/2003            WAM(2)               174

Price                        1             2             3             4             5             6             7             8
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
         99.8750         4.760         4.751         4.747         4.739         4.705         4.674         4.636         4.565
         99.9063         4.754         4.744         4.739         4.730         4.690         4.653         4.610         4.527
         99.9375         4.748         4.736         4.731         4.720         4.675         4.633         4.584         4.489
         99.9688         4.742         4.729         4.723         4.711         4.659         4.613         4.558         4.452
        100.0000         4.735         4.721         4.715         4.701         4.644         4.593         4.531         4.414
        100.0313         4.729         4.714         4.707         4.692         4.629         4.573         4.505         4.376
        100.0625         4.723         4.706         4.699         4.683         4.614         4.553         4.479         4.339
        100.0938         4.717         4.699         4.691         4.673         4.599         4.533         4.453         4.301
        100.1250         4.711         4.691         4.682         4.664         4.584         4.513         4.427         4.263
        100.1563         4.705         4.684         4.674         4.654         4.569         4.493         4.401         4.226
        100.1875         4.699         4.676         4.666         4.645         4.554         4.473         4.375         4.188
        100.2188         4.693         4.669         4.658         4.636         4.540         4.453         4.349         4.151
        100.2500         4.687         4.661         4.650         4.626         4.525         4.433         4.323         4.113
        100.2813         4.681         4.654         4.642         4.617         4.510         4.413         4.297         4.076
        100.3125         4.675         4.646         4.634         4.607         4.495         4.393         4.271         4.039
        100.3438         4.669         4.639         4.626         4.598         4.480         4.373         4.245         4.001
        100.3750         4.663         4.632         4.618         4.589         4.465         4.353         4.219         3.964
        100.4063         4.657         4.624         4.610         4.579         4.450         4.333         4.193         3.927
        100.4375         4.651         4.617         4.602         4.570         4.435         4.314         4.167         3.889
        100.4688         4.644         4.609         4.594         4.561         4.420         4.294         4.142         3.852
        100.5000         4.638         4.602         4.586         4.551         4.405         4.274         4.116         3.815
        100.5313         4.632         4.594         4.578         4.542         4.390         4.254         4.090         3.777
        100.5625         4.626         4.587         4.570         4.533         4.376         4.234         4.064         3.740
        100.5938         4.620         4.580         4.562         4.523         4.361         4.214         4.038         3.703
        100.6250         4.614         4.572         4.554         4.514         4.346         4.194         4.012         3.666
        100.6563         4.608         4.565         4.546         4.505         4.331         4.175         3.987         3.629
        100.6875         4.602         4.557         4.538         4.495         4.316         4.155         3.961         3.592
        100.7188         4.596         4.550         4.530         4.486         4.302         4.135         3.935         3.555
        100.7500         4.590         4.543         4.522         4.477         4.287         4.115         3.909         3.518
        100.7813         4.584         4.535         4.514         4.468         4.272         4.096         3.884         3.481
        100.8125         4.578         4.528         4.506         4.458         4.257         4.076         3.858         3.444
        100.8438         4.572         4.520         4.498         4.449         4.242         4.056         3.832         3.407
        100.8750         4.566         4.513         4.490         4.440         4.228         4.036         3.807         3.370

             WAL          6.40          5.06          4.63          3.91          2.33          1.70          1.28          0.87
        Mod Durn         5.129         4.168         3.853         3.314         2.081         1.558         1.197         0.831
   Mod Convexity         0.431         0.309         0.271         0.210         0.091         0.053         0.032         0.016
Principal Window Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Aug09 Oct03 - Jun07
   Maturity #mos           178           178           178           178           178           178            71            45

          Prepay         5 CPR        10 CPR        12 CPR        16 CPR        30 CPR        40 CPR        50 CPR        65 CPR


                 Yield Curve Mat 3MO 6MO 2YR 5YR 10YR 30YR
                             Yld

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

ubsr03a12wioc1 - Price/Yield - A1

Balance                      $85,750,000.00       Delay                 24                    WAC(2)               5.4
Coupon                       5                    Dated                 9/1/2003              NET(2)               5
Settle                       9/30/2003            First Payment         10/25/2003            WAM(2)               174



Price                        1             2             3             4             5             6             7             8
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
        100.3438         4.919         4.888         4.875         4.846         4.725         4.616         4.484         4.234
        100.3750         4.913         4.881         4.867         4.837         4.710         4.596         4.458         4.196
        100.4063         4.907         4.873         4.859         4.828         4.695         4.576         4.432         4.159
        100.4375         4.901         4.866         4.851         4.818         4.680         4.556         4.406         4.122
        100.4688         4.895         4.858         4.843         4.809         4.665         4.536         4.380         4.084
        100.5000         4.889         4.851         4.835         4.799         4.650         4.516         4.354         4.047
        100.5313         4.882         4.843         4.826         4.790         4.635         4.496         4.328         4.010
        100.5625         4.876         4.836         4.818         4.781         4.620         4.476         4.302         3.972
        100.5938         4.870         4.828         4.810         4.771         4.605         4.456         4.277         3.935
        100.6250         4.864         4.821         4.802         4.762         4.590         4.436         4.251         3.898
        100.6563         4.858         4.814         4.794         4.752         4.575         4.416         4.225         3.861
        100.6875         4.852         4.806         4.786         4.743         4.561         4.396         4.199         3.823
        100.7188         4.846         4.799         4.778         4.734         4.546         4.376         4.173         3.786
        100.7500         4.840         4.791         4.770         4.724         4.531         4.357         4.147         3.749
        100.7813         4.834         4.784         4.762         4.715         4.516         4.337         4.122         3.712
        100.8125         4.828         4.776         4.754         4.705         4.501         4.317         4.096         3.675
        100.8438         4.822         4.769         4.746         4.696         4.486         4.297         4.070         3.638
        100.8750         4.816         4.761         4.738         4.687         4.471         4.277         4.044         3.601
        100.9063         4.809         4.754         4.730         4.677         4.457         4.258         4.019         3.564
        100.9375         4.803         4.746         4.722         4.668         4.442         4.238         3.993         3.527
        100.9688         4.797         4.739         4.713         4.659         4.427         4.218         3.967         3.490
        101.0000         4.791         4.732         4.705         4.649         4.412         4.198         3.942         3.453
        101.0313         4.785         4.724         4.697         4.640         4.397         4.179         3.916         3.416
        101.0625         4.779         4.717         4.689         4.631         4.383         4.159         3.890         3.379
        101.0938         4.773         4.709         4.681         4.621         4.368         4.139         3.865         3.343
        101.1250         4.767         4.702         4.673         4.612         4.353         4.120         3.839         3.306
        101.1563         4.761         4.694         4.665         4.603         4.338         4.100         3.814         3.269
        101.1875         4.755         4.687         4.657         4.594         4.324         4.080         3.788         3.232
        101.2188         4.749         4.680         4.649         4.584         4.309         4.061         3.762         3.195
        101.2500         4.743         4.672         4.641         4.575         4.294         4.041         3.737         3.159
        101.2813         4.737         4.665         4.633         4.566         4.279         4.021         3.711         3.122
        101.3125         4.731         4.657         4.625         4.556         4.265         4.002         3.686         3.085
        101.3438         4.725         4.650         4.617         4.547         4.250         3.982         3.661         3.049

             WAL          6.40          5.06          4.63          3.91          2.33          1.70          1.28          0.87
        Mod Durn         5.087         4.142         3.832         3.300         2.079         1.559         1.199         0.833
   Mod Convexity         0.426         0.306         0.269         0.208         0.091         0.053         0.032         0.016
Principal Window Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Jul18 Oct03 - Aug09 Oct03 - Jun07
   Maturity #mos           178           178           178           178           178           178            71            45

          Prepay         5 CPR        10 CPR        12 CPR        16 CPR        30 CPR        40 CPR        50 CPR        65 CPR

                 Yield Curve Mat 3MO 6MO 2YR 5YR 10YR 30YR
                             Yld

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                          [LOGO] UBS Investment Bank
                          Collateral Stratification
                           IndyMac Bank - RAST A12
===============================================================================

------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Mortgage Rates (%)                                 Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
4.500 - 4.999                                         58     $31,148,770.19              20.47%
5.000 - 5.499                                        134      57,167,471.12               37.57
5.500 - 5.999                                        143      49,220,632.79               32.34
6.000 - 6.499                                         48      10,019,029.70                6.58
6.500 - 6.999                                         13       4,101,812.66                2.70
7.000 - 7.499                                          2         516,268.27                0.34
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
wa mortgage rate: 5.376
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
Range of Current                                Mortgage            Balance            Mortgage
Principal Balances ($)                             Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
25,001 - 50,000                                        4        $173,351.34               0.11%
50,001 - 75,000                                        9         555,250.00                0.36
75,001 - 100,000                                      23       2,028,860.00                1.33
100,001 - 125,000                                     19       2,180,728.13                1.43
125,001 - 150,000                                     18       2,496,268.14                1.64
150,001 - 175,000                                     20       3,218,641.83                2.12
175,001 - 200,000                                     10       1,899,935.00                1.25
200,001 - 225,000                                      1         215,000.00                0.14
225,001 - 250,000                                      6       1,448,297.02                0.95
250,001 - 275,000                                      2         528,371.81                0.35
275,001 - 300,000                                      2         582,756.70                0.38
300,001 - 325,000                                     20       6,251,889.56                4.11
325,001 - 350,000                                     37      12,488,311.95                8.21
350,001 - 375,000                                     36      13,074,381.22                8.59
375,001 - 400,000                                     30      11,645,665.27                7.65
400,001 - 425,000                                     15       6,177,787.74                4.06
425,001 - 450,000                                     19       8,380,945.30                5.51
450,001 - 475,000                                     10       4,635,094.22                3.05
475,001 - 500,000                                     22      10,805,396.41                7.10
500,001 - 525,000                                     14       7,255,471.94                4.77
525,001 - 550,000                                     12       6,424,876.34                4.22
550,001 - 575,000                                      7       3,932,095.42                2.58
575,001 - 600,000                                     15       8,837,341.40                5.81
600,001 - 625,000                                      7       4,267,324.79                2.80
625,001 - 650,000                                     11       7,084,447.72                4.66
650,001 - 675,000                                      2       1,330,000.00                0.87
675,001 - 700,000                                      2       1,400,000.00                0.92
700,001 - 725,000                                      1         720,000.00                0.47
725,001 - 750,000                                      2       1,487,500.00                0.98
775,001 - 800,000                                      1         791,700.00                0.52
800,001 - 825,000                                      3       2,442,478.87                1.61
850,001 - 875,000                                      1         874,000.00                0.57
875,001 - 900,000                                      3       2,655,333.06                1.74
900,001 - 925,000                                      2       1,836,800.00                1.21
925,001 - 950,000                                      2       1,896,482.75                1.25
950,001 - 975,000                                      3       2,893,465.15                1.90
975,001 - 1,000,000                                    6       5,965,235.65                3.92
1,000,001 >=                                           1       1,292,500.00                0.85
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
Average Balance:  382,346.70
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
Original Loan-to-                               Mortgage            Balance            Mortgage
Value Ratio (%)                                    Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
<= 10.00                                               2      $1,310,926.96               0.86%
10.01 - 20.00                                          2         825,500.00                0.54
20.01 - 30.00                                         11       3,237,688.66                2.13
30.01 - 40.00                                         30       9,658,783.15                6.35
40.01 - 50.00                                         64      22,135,635.35               14.55
50.01 - 60.00                                        105      42,361,471.87               27.84
60.01 - 70.00                                         92      36,251,669.07               23.82
70.01 - 75.00                                         38      15,179,602.14                9.98
75.01 - 80.00                                         49      20,406,477.29               13.41
85.01 - 90.00                                          3         531,482.66                0.35
95.01 - 100.00                                         2         274,747.58                0.18
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
nzwa ORIGLTV: 58.97
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
Original Term to                                Mortgage            Balance            Mortgage
Maturity (months)                                  Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
120                                                    3        $636,491.71               0.42%
180                                                  395     151,537,493.02               99.58
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
nzwa Original Term:  180
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
-------------------------------------------------------------------------------
Sep 24, 2003 09:44                                              Page 1  of  3

                          [LOGO] UBS Investment Bank
                          Collateral Stratification
                           IndyMac Bank - RAST A12
===============================================================================

------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Geographic Area                                    Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
California                                           199     $84,380,543.64              55.45%
New York                                             107      35,994,437.61               23.65
New Jersey                                            15       5,098,211.68                3.35
Florida                                               13       4,625,380.08                3.04
Virginia                                               7       3,337,878.42                2.19
Pennsylvania                                           7       2,919,720.04                1.92
South Carolina                                         3       2,027,966.11                1.33
Georgia                                                4       1,568,336.05                1.03
Illinois                                               4       1,204,307.19                0.79
Oklahoma                                               2       1,100,000.00                0.72
Ohio                                                   3       1,050,106.31                0.69
Maryland                                               4         930,344.39                0.61
Massachusetts                                          3         856,000.00                0.56
Washington                                             3         802,200.05                0.53
Nevada                                                 3         791,000.00                0.52
Colorado                                               2         780,703.27                0.51
Michigan                                               2         757,078.54                0.50
North Carolina                                         2         753,289.01                0.50
Wisconsin                                              1         568,000.00                0.37
Missouri                                               1         560,000.00                0.37
District Of Columbia                                   1         462,500.00                0.30
Arizona                                                2         397,833.87                0.26
New Hampshire                                          1         374,000.00                0.25
Oregon                                                 1         306,988.47                0.20
Texas                                                  2         160,760.00                0.11
Louisiana                                              2         104,000.00                0.07
Utah                                                   1         100,000.00                0.07
Delaware                                               1          73,500.00                0.05
Kentucky                                               1          47,500.00                0.03
Alabama                                                1          41,400.00                0.03
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
Remaining Term to                               Mortgage            Balance            Mortgage
Stated Maturity (months)                           Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
91-150                                                10      $3,219,811.41               2.12%
151-179                                              145      59,564,023.32               39.14
180                                                  243      89,390,150.00               58.74
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
nzwa RTERM: 175
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
FICO Credit Scores                                 Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
620-639                                               24      $8,505,442.04               5.59%
640-659                                               34      11,243,668.34                7.39
660-679                                               46      18,079,267.94               11.88
680-699                                               52      19,571,030.50               12.86
700-719                                               58      21,399,716.76               14.06
720-739                                               53      20,208,252.43               13.28
740-759                                               45      16,670,944.30               10.96
760-779                                               51      24,548,763.47               16.13
780-799                                               30       9,661,910.15                6.35
800-819                                                5       2,284,988.80                1.50
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
nzwa FICO:  717
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Property Type                                      Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
Single Family Residence                              288    $117,982,553.06              77.53%
Planned Unit Development (PUD)                        48      20,578,166.70               13.52
2 Unit                                                30       5,197,732.82                3.42
Low Rise Condominium                                  14       3,371,211.94                2.22
3 Unit                                                 9       2,115,320.21                1.39
High Rise Condominium                                  5       1,878,500.00                1.23
Mixed Use SFR                                          1         637,000.00                0.42
4 Unit                                                 3         413,500.00                0.27
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Loan Purpose                                       Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
Refinance Rate/Term                                  203     $81,056,621.85              53.27%
Cash-out Refinance                                   164      57,476,637.87               37.77
Purchase                                              31      13,640,725.01                8.96
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Occupancy Type                                     Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
Primary Home                                         326    $140,548,680.42              92.36%
Investor                                              68      11,050,304.31                7.26
Secondary Home                                         4         575,000.00                0.38
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
-------------------------------------------------------------------------------
Sep 24, 2003 09:44                                               Page 2  of  3

                          [LOGO] UBS Investment Bank
                          Collateral Stratification
                           IndyMac Bank - RAST A12
===============================================================================

------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Type of Program                                    Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
Full/Alt Doc                                         134     $60,724,691.23              39.90%
Stated Income                                        155      60,321,505.83               39.64
No Ratio                                              66      19,595,489.84               12.88
No Doc. (Zero Doc.)                                   33       7,135,620.00                4.69
No Income No Asset                                     8       3,280,439.41                2.16
Limited Doc                                            1         582,788.42                0.38
Limited - Full Express                                 1         533,450.00                0.35
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                  Aggregate
                                               Number of          Principal          Percent of
                                                Mortgage            Balance            Mortgage
Ranges of Loan Age (months)                        Loans        Outstanding               Loans
------------------------------------------------------------------------------------------------
0-5                                                  316    $119,565,444.55              78.57%
6-11                                                   7       2,979,408.54                1.96
12-17                                                 24      10,232,993.43                6.72
Greater than 17                                       51      19,396,138.21               12.75
------------------------------------------------------------------------------------------------
Total:                                               398    $152,173,984.73             100.00%
------------------------------------------------------------------------------------------------
wa Loan Age: 5
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank.
Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
-------------------------------------------------------------------------------
Sep 24, 2003 09:44                                               Page 3  of  3

                              $166mm RAST 03-A12
                       Whole Loan 15YR Fixed-Rate Alt-A

Deal Size                                                                      $166mm approx.

GWAC                                                                            5.40% +/-15bps

WAM                                                                               175 +/- 2 months

California                                                                      60.0% max

Cash Out                                                                          45% approx.

WA FICO                                                                           715 approx.

Avge. Loan Balance                                                              $450k approx.

Occupancy                                  SF / PUD                             85.0% approx.

WA LTV                                                                          65.0% approx.

AAA Ratings                                                                    2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                                   2.00% approx.

Pricing Speed                                                                     16% CPR

Settlement Date                                                             09/30/03

Depositor                                                Mortgage Asset Securitization Transactions, Inc.
Master Servicer/Bond Administrator                       Wells Fargo Bank Minnesota, NA



                           All numbers approximate.
                  All tranches subject to 10% size variance.
                               10% Cleanup Call


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.